Barings
Corporate Investors

Report for the
Nine Months Ended September 30, 2018

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202

Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar
DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website
www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Barings LLC (“Barings”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors

TO OUR SHAREHOLDERS
October 31, 2018

We are pleased to present the September 30, 2018 Quarterly Report of Barings Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on November 9, 2018 to shareholders of record on October 29, 2018. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.32 per share of net investment income for the third quarter of 2018, compared to $0.32 per share, including $0.01 per share of non-recurring income, in the previous quarter.

During the third quarter, the net assets of the Trust increased to $306,426,397 or $15.29 per share compared to $301,508,712 or $15.07 per share on June 30, 2018. This translates into a 3.5% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 6.2%, 9.8%, 10.6%, 11.4%, and 13.1% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased during the quarter, from $15.11 per share as of June 30, 2018 to $15.32 per share as of September 30, 2018, which resulted in a total return for the quarter of 3.5%. The Trust’s market price of $15.32 per share equates to a 0.2% premium over the September 30, 2018 net asset value per share of $15.29. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 7.9%, 7.4% and 11.0%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 3.6% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index, increased 2.4% for the quarter.

The Trust closed seven new private placement investments and six add-on investments to existing portfolio companies during the third quarter. The seven new platform investments were in BBB Industries LLC, Cadent LLC, DuBois Chemicals Inc., Rock-It Cargo, ROI Solutions, Sara Lee Frozen Foods and Trystar, Inc. The six add-on investments were in Aurora Parts & Accessories LLC, Del Real LLC, New Mountain Learning, LLC, SR Smith LLC, U.S. Retirement and Benefit Partners, Inc. and VP Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $26.2 million. Of note, all of the new platform investments were floating rate term loans. Over the past couple of years, the Trust has increasingly invested in term loans with floating interest rates. If interest rates continue to rise, we would expect interest income to increase due to the base interest rates on the floating rate loans resetting quarterly. Please note that the Trust’s $30 million senior note has a fixed rate of 3.53% and therefore, increases in base interest rates will not impact the Trust’s cost of borrowing.

It was another strong quarter for the Trust in terms of new investment activity. The expansion of the Trust’s target investment criteria in late 2017 into a broader set of the middle market private debt market, along with the expansion of Barings’ (the Trust’s investment adviser) private debt platform have been key contributors to new investment volume. Overall, market conditions remain extremely competitive with purchase price and leverage multiples remaining at or near historical highs, and there continues to be a large supply of debt capital seeking middle-market investment opportunities. It continues to be difficult to source traditional mezzanine opportunities as both the all-senior and second lien structures remain more attractive to borrowers than traditional mezzanine opportunities in the middle market. As always, we seek to be selective in our investment choices and maintain our underwriting discipline.

The Trust’s current portfolio continues to exhibit sound credit quality. Realization activity continued through the third quarter with four private debt investment exits during the quarter, three of which resulted in realized gains and one which returned 100% of principal. In addition, three companies fully prepaid their debt held by the Trust. The Trust also benefited from small dividends paid by several of its equity investments during the quarter. We remain cautiously optimistic about realization activity over the next few quarters as there are several companies in which the Trust has outstanding investments that are in the process of being sold.

The Trust was able to maintain its $0.30 per share quarterly dividend in the third quarter with recurring investment income being sufficient to fully cover this quarter’s dividend. As referenced above, the Trust’s expansion of its target investment criteria in 2017 has allowed for an increase in the amount of the Trust’s portfolio that generates current interest income. While there can be no guarantee that recurring investment income will continue to be sufficient to cover the current dividend level, the recurring investment income expected to be generated by the Trust in 2018, combined with the availability of earnings carry forwards and other non-recurring income, is forecast to be sufficient to maintain the current dividend rate over the next several quarters.

(Continued)

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 9/30/18*

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $ 239,903,016)	$233,234,948
Corporate restricted securities at market value (Cost - $ 50,160,305)	49,879,952
Corporate public securities at market value (Cost - $ 35,742,068)	36,815,277
Short-term securities at amortized cost	5,717,030

Total investments (Cost - $ 331,522,419)	325,647,207
Cash	12,690,946
Interest receivable	3,623,203
Other assets	13,642

Total assets	341,974,998

Liabilities:
Note payable	30,000,000
Payable for investments purchased	3,389,359
Investment advisory fee payable	957,582
Deferred tax liability	896,189
Interest payable	135,317
Accrued expenses	170,154

Total liabilities	35,548,601

Commitments and Contingencies (See Note 8)
Total net assets	$306,426,397

Net Assets:
Common shares, par value $1.00 per share	$20,047,076
Additional paid-in capital	111,216,686
Retained net realized gain on investments, prior years	155,501,181
Undistributed net investment gain	10,011,375
Accumulated net realized gain on investments	16,421,480
Net unrealized depreciation of investments	(6,771,401)

Total net assets	$306,426,397

Common shares issued and outstanding (28,054,782 authorized)	20,047,076

Net asset value per share	$15.29

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2018

(Unaudited)

Investment Income:
Interest	$22,522,150
Dividends	548,048
Other	188,117

Total investment income	23,258,315

Expenses:
Investment advisory fees	2,852,260
Interest	794,250
Trustees’ fees and expenses	270,000
Professional fees	174,154
Reports to shareholders	86,000
Custodian fees	25,200
Other	83,575

Total expenses	4,285,439

Investment income - net	18,972,876

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	10,740,019
Income tax expense	(698,029)

Net realized gain on investments after taxes	10,041,990

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(16,376,961)
Net (increase) decrease in deferred income tax expense	634,720

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(15,742,241)

Net loss on investments	(5,700,251)

Net increase in net assets resulting from operations	$13,272,625

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2018

(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(1,796,559)
Purchases of portfolio securities	(95,984,827)
Proceeds from disposition of portfolio securities	110,210,164
Interest, dividends and other income received	18,758,943
Interest expense paid	(794,250)
Operating expenses paid	(3,480,465)
Income taxes paid	(5,096,719)

Net cash provided by operating activities	21,816,287

Cash flows from financing activities:
Cash dividends paid from net investment income	(17,977,929)
Receipts for shares issued on reinvestment of dividends	1,622,434

Net cash used for financing activities	(16,355,495)

Net increase in cash	5,460,792
Cash - beginning of year	7,230,154

Cash - end of period	$12,690,946

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$13,272,625

Decrease in investments	10,851,945
Increase in interest receivable	(687,130)
Decrease in other assets	12,174
Decrease in deferred tax liability	(634,720)
Increase in payable for investments purchased	3,389,359
Increase in investment advisory fee payable	9,059
Decrease in tax payable	(4,398,690)
Increase in accrued expenses	1,665

Total adjustments to net assets from operations	8,543,662

Net cash provided by operating activities	$21,816,287

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 9/30/2018 (Unaudited)	For the year ended 12/31/2017
Increase in net assets:
Operations:
Investment income - net	$18,972,876	$25,253,347
Net realized gain on investments after taxes	10,041,990	5,710,317
Net change in unrealized (depreciation) / appreciation of investments after taxes	(15,742,241)	12,615,454

Net increase in net assets resulting from operations	13,272,625	43,579,118

Increase from common shares issued on reinvestment of dividends
Common shares issued (2018 - 107,212; 2017 - 149,457)	1,622,434	2,240,339

Dividends to shareholders from:
Net investment income (2018 - $0.60 per share; 2017 - $1.20 per share)	(11,995,970)	(23,863,040)

Total increase in net assets	2,899,089	21,956,417

Net assets, beginning of period / year	303,527,308	281,570,891

Net assets, end of period / year (including undistributed net investment income of $10,011,375 and $3,034,469, respectively)	$306,426,397	$303,527,308

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 9/30/2018 (Unaudited)		For the years ended December 31,
			2017	2016	2015	2014
Net asset value:
Beginning of period / year	$15.22		$14.23	$14.03	$14.34	$13.85

Net investment income (a)	0.95		1.27	1.12	1.04	1.23
Net realized and unrealized gain (loss) on investments	(0.29)		0.92	0.26	(0.16)	0.45

Total from investment operations	0.66		2.19	1.38	0.88	1.68

Dividends from net investment income to common shareholders	(0.60)		(1.20)	(1.20)	(1.20)	(1.20)
Dividends from net realized gain on investments to common shareholders	—		—	—	—	—
(Decrease)/Increase from dividends reinvested	0.01		0.00	0.02	0.01	0.01

Total dividends	(0.59)		(1.20)	(1.18)	(1.19)	(1.19)

Net asset value: End of period / year	$15.29		$15.22	$14.23	$14.03	$14.34

Per share market value:
End of period / year	$15.32		$15.26	$15.48	$17.25	$15.89

Total investment return
Net asset value (b)	4.50%		15.72%	10.13%	6.20%	13.78%
Market value (b)	4.59%		6.86%	(3.49% )	17.01%	16.53%

Net assets (in millions):
End of period / year	$306.43		$303.53	$281.57	$275.92	$280.13
Ratio of total expenses to average net assets	2.19%	(c)	3.63%	2.92%	2.56%	3.66%
Ratio of operating expenses to average net assets	1.53%	(c)	1.59%	1.56%	1.67%	1.65%
Ratio of interest expense to average net assets	0.35%	(c)	0.51%	0.56%	0.55%	0.57%
Ratio of income tax expense to average net assets	0.31%	(c)	1.53%	0.80%	0.34%	1.44%
Ratio of net investment income to average net assets	8.33%	(c)	8.49%	7.80%	7.12%	8.57%
Portfolio turnover	31%		25%	29%	29%	38%

(a)   Calculated using average shares.

(b)   Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(c)   Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$11,214	$11,118	$10,386	$10,197	$10,338

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

Corporate Restricted Securities - 92.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 76.11%: (C)
1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicle’s ignition system.
10.49% Second Lien Term Loan due 12/22/2022 (LIBOR +8.250%)	$3,500,000	12/21/17	$3,441,632	$3,431,653

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$262,403	08/01/12	257,435	261,936
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	583,310
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	101,129
			659,305	946,375

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	64,483
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$2,484,587	02/28/22	2,463,287	2,430,798
Preferred Stock (B)	2,276 shs.	02/28/22	227,558	228,846
Common Stock (B)	703 shs.	02/28/22	703	—
			2,691,548	2,659,644

AM Conservation Holding Corp.
A supplier of energy efficiency (“EE”) products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$3,181,818	10/31/16	3,137,761	3,208,854
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$418,049	10/06/17	410,810	420,710
Common Stock (B)	318,182 shs.	10/31/16	318,182	365,292
			3,866,753	3,994,856

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches. Limited Liability Company Unit Class A
Preferred (B) (F)	273 uts.	10/04/12	272,727	524,961

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

API Technologies Corp.

A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

Limited Liability Company Unit (B)	0.90% int.	04/20/16	$488,461	$917,000

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,545,995	11/19/15	1,528,917	1,418,847
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	—
			1,754,217	1,418,847

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$21,277	08/30/18	21,277	21,090
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,038,182	2,975,393
Preferred Stock (B)	425 shs.	08/17/15	424,875	222,335
Common Stock (B)	425 shs.	08/17/15	425	—
			3,484,759	3,218,818

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$13,750	07/31/14	13,493	—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,202	—
* 07/31/14 and 10/14/15.			996,695	—

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
10.60% Second Lien Term Loan due 06/26/2026 (LIBOR + 8.500%)	$3,500,000	08/02/18	3,396,969	3,465,000

BCC Software, Inc.

A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,056,479	10/11/17	3,003,997	2,988,763
Preferred Stock Series A (B)	47 shs.	10/11/17	471,481	471,500
Common Stock Class A (B)	1,492 shs.	10/11/17	1,492	62,479
			3,476,970	3,522,742

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$2,982,048	04/28/17	$2,931,524	$2,936,872
Limited Liability Company Unit (B)	5,600 uts.	04/28/17	560,000	300,013
			3,491,524	3,236,885

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$758,833	10/12/12	747,757	758,833
Common Stock (B)	114,894 shs.	10/12/12	114,894	512,044
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	202,716
			908,137	1,473,593

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	59,996 shs.	06/30/15	1,902,077	—

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.74% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,036,938	05/14/18	1,998,318	1,989,243

Cadent, LLC
A provider of advertising solutions driven by data and technology.
9.75% Term Loan due 09/07/2023 (LIBOR + 5.500%)	$2,134,924	09/04/18	2,113,739	2,124,249

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$2,402,574	01/19/11	2,389,855	2,383,410
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$637,161	08/03/12	634,127	626,246
Common Stock (B)	1,125 shs.	01/19/11	112,500	95,149
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	74,793
			3,224,232	3,179,598

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

Limited Liability Company Unit (B)	3,759 uts.	07/18/16	$384,020	$391,203

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7% (5% PIK) Senior Subordinated Note due 01/12/2024	$3,626,416	01/16/18	3,561,919	3,599,017

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B) (F)	467 uts.	03/04/15	298,900	497,104

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$4,233,320	05/01/18	2,968,512	2,871,886
Preferred Stock Series A (B)	1,538 shs.	06/30/16	77,625	185,007
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	40,641
			3,053,829	3,097,534

CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 12/31/2020	$2,733,039	11/22/13	2,718,265	2,733,039
14% (2% PIK) Senior Subordinated Note due 06/04/2020	$675,594	05/08/18	659,155	664,904
Common Stock (B)	180 shs.	*	1,028,568	1,995,507
Warrant, exercisable until 2028, to purchase common Stock at $.01 per share (B)	3 shs.	05/08/18	—	33,258
* 11/22/13 and 09/16/16.			4,405,988	5,426,708

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	2,838,100	2,818,223
Limited Liability Company Unit (B) (F)	682,727 uts.	*	696,188	498,391
* 10/07/16 and 07/25/18.			3,534,288	3,316,614

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
7.04% Term Loan due 04/30/2024 (LIBOR + 4.750%)	$4,822,290	04/20/18	4,732,620	4,708,512

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
10.56% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	$2,715,632	$2,746,800

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	605,841	638,175
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	638,175

DuBois Chemicals, Inc.
A provider of consumable, value-added specialty cleaning chemical solutions to the industrial, transportation paper and water markets.
10.40% Second Lien Term Loan due 08/31/2025 (LIBOR + 8.000%)	$3,500,000	09/19/18	3,465,000	3,465,000

Dunn Paper
A provider of specialty paper for niche product applications.
10.99% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,450,020	3,508,750

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.5% (0.5 PIK) Senior Subordinated Note due 06/20/2025	$1,539,429	06/20/18	1,509,847	1,535,866
11.5% (0.75% PIK) Senior Subordinated Note due 06/20/2025	$2,695,671	06/29/18	2,667,091	2,689,431
Limited Liability Company Unit (B) (F)	467 uts.	11/19/14	73,447	176,314
			4,250,385	4,401,611

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 01/14/2022 (D)	$3,223,328	10/14/16	3,182,857	3,062,161
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	82,502
			3,506,931	3,144,663

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,709,958	06/30/17	$2,664,267	$2,648,475
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	661,671
			3,471,183	3,310,146

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
12% (1% PIK) Senior Subordinated Note due 10/04/2023	$1,731,840	04/04/18	1,699,596	1,711,985
Limited Liability Company Unit (B)	574 uts.	06/29/18	574,468	622,197
			2,274,064	2,334,182

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	72,300
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	—
			226,255	72,300

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	—	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	2,533,760
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	317,656
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	261,347
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	409,237
			630,281	4,005,355

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	—
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	—

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$3,598,132	03/27/13	3,591,797	3,238,319
Common Stock (B)	2,835 shs.	03/27/13	283,465	8,830
			3,875,262	3,247,149

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
Common Stock (B)	299 shs.	01/15/16	$209,402	$391,743

GlynnDevins Acquisition Corporation
A marketing communications agency that service senior living facilities.
Preferred Stock Series A (B)	695 shs.	06/19/15	143,414	181,097
Common Stock (B)	695 shs.	06/19/15	5,976	298,372
			149,390	479,469

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.39% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$4,962,500	12/19/17	4,876,150	4,866,152

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$1,455,729	02/05/14	1,413,459	1,455,729
Common Stock (B)	2,093 shs.	*	209,271	263,812
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	100,206
* 02/05/14 and 11/22/17.			1,696,363	1,819,747

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$3,500,000	*	3,461,870	3,473,650
Limited Liability Company Unit Preferred (B)	754 uts.	**	754,061	956,934
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	68,027
* 12/19/14 and 02/21/17.			4,215,931	4,498,611
** 12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$2,016,601	07/01/16	1,988,721	2,036,767
Common Stock (B)	303 shs.	07/01/16	303,333	433,559
			2,292,054	2,470,326

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,324,584	02/14/14	$2,309,963	$2,324,584
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	871,619	873,699
Common Stock (B)	1,666 shs.	02/14/14	1,667	542,956
			3,183,249	3,741,239

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$3,351,554	01/17/14	3,330,356	3,351,554
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	88,072
			3,533,481	3,439,626

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$2,911,126	*	2,882,457	2,765,570
10.1% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$223,018	04/06/18	223,018	222,484
10.1% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$297,815	04/06/18	297,815	297,102
* 12/30/15 and 12/23/16			3,403,290	3,285,156

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020 (D)	$2,651,060	11/10/14	2,631,891	—
Common Stock (B)	4,667 shs.	11/10/14	466,667	—
			3,098,558	—

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B) (F)	2,493,253 uts.	12/05/12	557,301	—
Limited Liability Company Unit Class A-1 (B) (F)	381,717 uts.	10/31/16	381,717	705,757
Limited Liability Company Unit Class A-2 (B) (F)	2,478,261 uts.	10/31/16	—	406,633
			939,018	1,112,390

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	$—	$167,642
Common Stock (B)	667 shs.	07/15/08	539,502	575,814
			539,502	743,456

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$1,259,914	01/15/10	1,212,363	1,133,923
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$345,759	10/05/10	343,820	311,183
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	1,445,106

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,736,205	04/17/15	1,729,145	781,292
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,085,803	781,292

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$1,362,886	09/22/11	1,347,188	477,010
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	—
14% PIK Senior Subordinated Note due 06/30/2019	$206,152	*	206,152	205,216
Common Stock Class A (B)	249,235 shs.	**	512,114	—
* 10/21/16, 01/27/17 and 10/13/17.			2,136,971	682,226
** 08/18/15, 10/20/16 and 01/27/17.

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,284,939	09/30/14	2,261,520	2,284,939
12% Senior Subordinated Note due 09/30/2021	$613,844	02/28/18	603,299	626,212
Common Stock Class B (B)	526,019 shs.	*	495,405	145,679
* 09/30/14 and 02/28/18.			3,360,224	3,056,830

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	$2,256,555	$2,229,149
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	27,282
			2,716,129	2,256,431

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations (“MRO”) products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.
12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,210,483	12/02/16	3,161,994	3,192,840
Preferred Stock (B)	3,472 shs.	12/02/16	347,191	332,331
Common Stock (B)	491 shs.	12/02/16	491	—
			3,509,676	3,525,171

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$3,582,754	04/29/16	3,538,336	1,791,377

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$863,920	11/30/10	860,162	863,218
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	155,765
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	14,125
			860,162	1,033,108

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.89% Term Loan due 03/16/2024 (LIBOR + 5.500%)	$4,498,014	03/15/18	4,180,266	4,162,477

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$3,099,913	06/30/16	3,054,276	3,079,637
Common Stock (B)	420 shs.	05/17/16	420,000	526,749
			3,474,276	3,606,386

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	$3,555,388	$3,568,831
Common Stock Class B (B)	772,121 shs.	*	772,121	1,194,287
* 01/29/16 and 02/17/17.			4,327,509	4,763,118

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$744,143	11/14/17	726,938	723,155
8.49% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$4,285,417	11/14/17	3,917,952	3,908,857
			4,644,890	4,632,012

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	420,814	46,211
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$2,347,639	07/31/14	2,333,653	1,760,729
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 2/15/18.			2,684,460	1,760,729

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
Limited Liability Company Unit Preferred (B) (F)	2,332 uts.	05/29/15	233,200	247,722
Limited Liability Company Unit Common (B) (F)	2,332 uts.	05/29/15	—	279,726
			233,200	527,448

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$2,451,728	11/20/14	2,434,601	2,451,728
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	580,827
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	58,479
			2,870,668	3,091,034

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Randy’s Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	240 shs.	05/12/15	$240,388	$619,991

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$2,917,262	11/13/17	2,917,262	2,973,979
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	556,541
			3,291,993	3,530,520

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
7.09% Term Loan due 06/22/2024 (LIBOR + 4.750%)	$5,000,000	07/30/18	4,878,600	4,869,866

ROI Solutions
Call center outsourcing and end user engagement services provider.
7.17% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$3,800,000	07/31/18	1,489,577	1,484,631

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
6.74% Lien Term Loan due 07/31/2024 (LIBOR + 4.500%)	$3,847,158	07/27/18	3,763,084	3,756,032

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	619,714
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	253,159
			249,179	872,873

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	905,897
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	229,494
* 08/31/07 and 03/06/08.			620,933	1,135,391

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	$1,452,295	$—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—
			1,620,395	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$3,500,000	05/23/16	3,454,144	3,480,269

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$2,200,568	*	2,183,979	2,178,625
Limited Liability Company Unit Class A (B)	464 uts.	*	2,152,688	2,627,995
* 03/27/17 and 08/07/18.			4,336,667	4,806,620

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	583,918
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	97,497
			377,922	681,415

Strategic Insight, Inc.
A provider of largely proprietary date, market research, and business intelligence to the global asset management industry.
11.64% Second Lien Term Loan due 12/21/2024 (LIBOR + 9.250%)	$3,500,000	12/28/17	3,429,777	3,314,457

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2020 (D)	$5,436,327	*	4,075,756	4,620,878
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	4,620,878

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021 (D)	$2,851,577	07/31/15	$2,802,248	$2,423,840
Common Stock (B)	139 shs.	*	213,007	—
* 7/31/15 and 11/08/17.			3,015,255	2,423,840

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	411,934

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,782,548	11/30/17	2,782,548	2,721,812
Limited Liability Company Unit	729,167 uts.	11/30/17	695,639	484,513
			3,478,187	3,206,325

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$88,860	12/05/13	176,478	89,749
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	44,021
			176,478	133,770

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.89% Unitranche Term Loan due 04/30/2024 (LIBOR + 5.500%)	$5,000,000	05/14/18	4,893,707	4,870,043

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,381,510	01/23/15	2,362,877	2,259,055

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
7.39% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$4,795,728	09/28/18	$4,711,803	$4,711,803
Limited Liability Company Unit (B) (F)	97 uts.	09/28/18	96,883	96,880
			4,808,686	4,808,683

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.89% Second Lien Term Loan due 02/14/2023 (LIBOR + 8.500%)	$3,500,000	03/05/18	3,015,842	3,002,951

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.39% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,179,000	12/07/17	4,142,828	4,141,587

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.89% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$500,000	05/17/18	3,498,014	3,474,842

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
10% Senior Subordinated Note due 09/30/2019 (D)	$3,359,243	11/30/06	2,524,086	3,359,243
Common Stock (B)	191 shs.	11/30/06	191,250	26,971
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	13,465
			2,801,829	3,399,679

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$775,286	08/03/15	768,149	756,292
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	736,361
			1,519,361	1,492,653

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitebridge Pet Brands Holdings, LLC
A manufacturer and marketer of branded, all-natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$3,027,045	04/18/17	$2,995,322	$2,990,645
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	287,552
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	5,386
			3,295,807	3,283,583

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	318,182	441,311

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
11.1% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.750%)	$3,500,000	02/13/17	3,458,227	3,479,942

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$3,029,319	11/03/11	3,028,291	2,967,212
Common Stock (B)	4,500 shs.	11/03/11	450,000	312,170
			3,478,291	3,279,382

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
14.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$3,950,121	03/04/15	3,144,099	3,672,535
Common Stock (B)	4,151 shs.	*	406,617	192,249
* 03/04/15 and 02/07/18.			3,550,716	3,864,784

Total Private Placement Investments (E)			$239,903,016	$233,234,948

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 16.28%:

Bonds - 16.17%
Acrisure LLC / Acrisure Finance Inc.	7.000%	11/15/25	$1,000,000	$933,419	$932,450
Alliance Resource Partners, L.P.	7.500	05/01/25	1,000,000	1,037,951	1,065,000
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	971,250
American Airlines Group Inc.	5.500	10/01/19	870,000	879,014	881,962
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	933,000	933,000	907,342
Avantor Inc.	9.000	10/01/25	1,200,000	1,198,384	1,239,000
Balboa Merger Sub, Inc.	11.375	12/01/21	1,000,000	1,074,924	1,067,500
Boyne USA, Inc.	7.250	05/01/25	333,000	333,000	352,148
Carlson Travel, Inc.	9.500	12/15/24	1,342,000	1,259,610	1,295,030
Cimpress N.V.	7.000	06/15/26	1,000,000	1,000,000	1,016,130
CITGO Holding, Inc.	10.750	02/15/20	1,000,000	1,008,672	1,060,000
Consol Energy Inc.	11.000	11/15/25	1,000,000	1,000,000	1,132,500
CVR Partners, L.P.	9.250	06/15/23	1,000,000	981,488	1,060,000
Eagle Holding Co II LLC	7.625	05/15/22	208,000	208,000	210,600
Endo Finance LLC	6.000	02/01/25	480,000	394,500	413,760
Endo Finance LLC	6.000	07/15/23	750,000	669,375	665,625
Enterprise Merger Sub Inc.	8.750	10/15/26	1,000,000	1,000,000	1,000,000
EnVen Energy Ventures, LLC	11.000	02/15/23	1,000,000	1,000,000	1,105,000
EP Energy Corporation	8.000	11/29/24	500,000	500,000	503,750
EP Energy LLC / Everest Acquisition Finance Inc.	9.375	05/01/24	819,000	503,188	675,675
Financial & Risk US Holdings, Inc.	6.250	05/15/26	314,000	314,000	315,159
Financial & Risk US Holdings, Inc.	8.250	11/15/26	406,000	406,000	403,540
First Quantum Minerals Ltd.	7.500	04/01/25	1,000,000	967,232	948,750
Flex Acquisition Company, Inc.	7.875	07/15/26	793,000	793,000	783,087
Hertz Corporation	7.625	06/01/22	1,000,000	1,000,000	987,500
IAMGOLD Corporation	7.000	04/15/25	1,000,000	1,000,000	992,300
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	764,533	765,293
JBS USA Lux S.A.	6.750	02/15/28	990,000	990,000	983,812
JDA Escrow LLC	7.375	10/15/24	179,000	179,000	185,713
Jupiter Resources Inc.	8.500	10/01/22	1,375,000	1,132,042	653,125
KCA Deutag UK Finance PLC	9.625	04/01/23	414,000	414,000	405,720
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,029,973	962,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,338,502	1,305,137
Mattel, Inc.	6.750	12/31/25	1,000,000	988,885	980,000
New Enterprise Stone & Lime Co., Inc.	6.250	03/15/26	1,000,000	1,016,812	1,007,500
New Gold Inc.	6.250	11/15/22	1,000,000	1,003,780	872,500
New Gold Inc.	6.375	05/15/25	231,000	231,000	191,730
Onex Corporation	8.500	10/01/22	1,352,000	1,301,438	1,186,380
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,800,339	1,810,156

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Ortho-Clinical Diagnostics, Inc.	6.625%	05/15/22	$1,261,000	$1,245,790	$1,231,997
Peabody Energy Corporation	6.615	03/31/25	1,000,000	987,246	1,016,250
Pinnacle Operating Corporation	9.000	05/15/23	756,588	904,007	673,363
Prime Security Services Borrower	9.250	05/15/23	1,014,000	1,015,290	1,084,473
Suncoke Energy	7.500	06/15/25	1,000,000	986,458	1,030,000
Teine Energy Ltd.	6.875	09/30/22	1,300,000	1,306,832	1,309,750
Tempo Acquisition LLC	6.750	06/01/25	216,000	216,000	210,060
Topaz Marine S.A.	9.125	07/26/22	1,000,000	1,000,000	1,024,960
Tullow Oil Plc	6.250	04/15/22	1,225,000	1,086,537	1,225,245
USIS Merger Sub Inc.	6.875	05/01/25	1,000,000	1,000,000	997,500
Valeant Pharmaceuticals International, Inc.	9.250	04/01/26	1,000,000	1,000,000	1,078,750
Veritas US Inc / Veritas Bermuda Ltd.	10.500	02/01/24	1,000,000	1,045,307	915,000
VFH Parent LLC / Orchestra Co-Issuer Inc.	6.750	06/15/22	174,000	174,000	179,655
Vine Oil & Gas LP	8.750	04/15/23	1,000,000	991,400	977,500
VistaJet Malta Finance P.L.C.	7.750	06/01/20	786,000	733,927	793,310
Warrior Met Coal, Inc.	8.000	11/01/24	433,000	433,000	443,825
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,020,000
West Street Merger Sub Inc.	6.375	09/01/25	1,110,000	1,109,596	1,051,725

Total Bonds				49,820,451	49,557,987

Preferred Stock - 0.11%
Pinnacle Operating Corporation (B)			519,298	339,854	321,965

Total Preferred Stock				339,854	321,965

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				50,160,305	49,879,952

Total Corporate Restricted Securities				$290,063,321	$283,114,900

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Public Securities - 12.02%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Bank Loans - 5.84%
Almonde, Inc.	7.250%	9.636%	06/13/25	$940,734	$956,578	$930,743
Big River Steel LLC	5.000	7.386	08/23/23	237,204	235,262	240,465
BMC Software Finance, Inc.	4.250	6.586	06/26/25	1,000,000	990,000	1,009,370
Caelus Energy Alaska, LLC	7.500	9.839	04/15/20	500,000	498,659	457,500
CenturyLink, Inc.	2.750	5.148	05/15/25	997,487	990,359	990,256
Coronado Coal, LLC	6.500	8.886	03/29/25	461,073	447,847	465,107
Coronado Coal, LLC	6.500	8.886	03/29/25	126,062	122,446	127,165
Cyanco Intermediate Corporation	7.500	9.742	02/15/26	936,250	927,495	924,547
Edelman Financial Services	6.750	9.092	07/20/26	258,914	257,649	264,092
Fieldwood Energy LLC	5.250	7.492	04/01/22	344,430	308,783	345,894
Fieldwood Energy LLC	7.250	9.492	04/01/22	1,455,992	768,889	1,409,881
Gulf Finance LLC	5.250	7.640	08/25/23	503,020	499,543	420,560
ION Trading Technologies S.a.r.l	4.000	6.386	11/21/24	565,670	551,678	563,017
K&N Engineering, Inc.	8.750	11.136	10/21/24	991,283	976,208	956,588
Kronos Incorporated	8.250	10.593	11/01/24	409,457	406,320	417,794
Murray Energy Corporation	7.250	9.492	10/17/22	78,173	73,805	71,571
OCI Beaumont LLC	4.250	6.386	02/14/25	250,826	250,536	254,174
PowerSchool	7.000	8.854	05/29/26	1,000,000	990,192	1,000,000
Prospect Medical Holdings, Inc.	5.500	7.625	02/13/24	527,351	517,842	533,943
PS Logistics LLC	5.250	7.398	03/01/25	1,000,000	1,009,705	1,001,250
Schenectady International Group Inc.	4.750	4.750	08/10/25	635,977	610,538	637,567
Seadrill Partners Finco, LLC	6.000	8.386	02/21/21	929,469	651,049	880,904
Serta Simmons Bedding, LLC	8.000	10.133	11/08/24	1,000,000	972,168	774,500
STS Operating, Inc.	8.000	10.242	04/25/26	1,000,000	1,010,000	997,500
Summit Midstream Holdings, LLC	6.000	8.242	05/15/22	243,300	241,588	246,494
Unifrax Corporation	7.500	9.886	10/31/25	998,134	1,016,849	1,008,115
Wastequip, LLC	7.750	9.962	02/27/26	1,000,000	981,283	970,000

Total Bank Loans					17,263,271	17,898,997

Bonds - 5.52%
Anchorage Capital Group, L.L.C.	7.250	9.598	01/15/29	700,000	724,063	709,698
Beazer Homes USA Inc.		6.750	03/15/25	598,000	598,000	553,778
Beazer Homes USA Inc.		8.750	03/15/22	320,000	320,000	338,400
Calumet Specialty Products Partners, L.P.		7.750	04/15/23	1,000,000	997,529	1,000,000
Clear Channel Worldwide Holdings, Inc.		7.625	03/15/20	1,000,000	998,484	1,002,500
Clearwater Paper Corporation		4.500	02/01/23	734,000	730,343	682,620
CVR Refining LLC		6.500	11/01/22	650,000	638,021	659,750
Ferrellgas Partners, L.P.		6.750	01/15/22	1,000,000	1,004,155	872,500
Ferrellgas Partners, L.P.		8.625	06/15/20	1,048,000	1,048,341	995,600
Genesis Energy, L.P.		5.625	06/15/24	1,000,000	945,682	945,000

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Corporate Public Securities - 12.02%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Hughes Satellite Systems Corporation		6.625%	08/01/26	$1,250,000	$1,235,580	$1,209,375
Laredo Petroleum, Inc.		6.250	03/15/23	1,000,000	1,002,385	1,000,000
M/I Homes, Inc.		5.625	08/01/25	1,000,000	951,979	940,000
NRG Energy, Inc.		6.625	01/15/27	1,000,000	959,035	1,050,000
Oasis Petroleum Inc.		6.875	03/15/22	947,000	947,000	963,554
PBF Holding Company LLC		7.250	06/15/25	500,000	516,701	525,000
PBF Holding Company LLC		7.000	11/15/23	65,000	65,000	67,600
SM Energy Company		6.750	09/15/26	1,000,000	989,622	1,038,750
Sonic Automotive, Inc.		6.125	03/15/27	352,000	352,000	329,120
TransDigm Group, Inc.		6.375	06/15/26	1,000,000	980,302	1,010,000
William Lyon Homes		7.000	08/15/22	1,000,000	1,000,000	1,018,750

Total Bonds					17,004,222	16,911,995

Common Stock - 0.33%
Chase Packaging Corporation (B)				9,541	—	286
Fieldwood Energy LLC				19,599	474,575	1,001,999

Total Common Stock					474,575	1,002,285

Preferred Stock - 0.33%
B. Riley Financial, Inc.				40,000	1,000,000	1,002,000

Total Preferred Stock					1,000,000	1,002,000

Total Corporate Public Securities					$35,742,068	$36,815,277

Short-Term Securities:		Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 1.86%
MUFG Bank, Ltd.		2.000%	10/01/18	2,000,000	2,000,000	2,000,000
National Rural Utilities Cooperative Finance Corporation		2.000	10/04/18	1,720,000	1,719,713	1,719,713
Ryder System, Inc.		2.300	10/22/18	2,000,000	1,997,317	1,997,317

Total Short-Term Securities					$5,717,030	$5,717,030

Total Investments		106.27%			$331,522,419	$325,647,207

Other Assets		5.33				16,327,791
Liabilities		(11.60)				(35,548,601)

Total Net Assets		100.00%				$306,426,397

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

(A)   In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.

(B)   Non-income producing security.

(C)   Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.

(D)   Defaulted security; interest not accrued.

(E)   Illiquid securities. As of September 30, 2018, the value of these securities amounted to $233,234,948 or 76.11% of net assets.

(F)   Held in CI Subsidiary Trust.

PIK - Payment-in-kind

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.55%
API Technologies Corp.	$917,000
BEI Precision Systems & Space Company, Inc.	3,236,885
Merex Holding Corporation	682,226
Sunvair Aerospace Group Inc.	2,423,840
TransDigm Group, Inc.	1,010,000
Trident Maritime Systems	4,870,043
VistaJet Malta Finance P.L.C.	793,310
13,933,304

AIRLINES - 0.29%
American Airlines Group Inc.	881,962

AUTOMOTIVE - 4.16%
Aurora Parts & Accessories LLC	3,218,818
BBB Industries LLC	3,465,000
DPL Holding Corporation	638,175
English Color & Supply LLC	3,310,146
K&N Engineering, Inc.	956,588
Power Stop Holdings LLC	527,448
Randy’s Worldwide Automotive	619,991
12,736,166

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.06%
VFH Parent LLC / Orchestra Co-Issuer Inc.	179,655

BUILDING MATERIALS - 5.40%
Happy Floors Acquisition, Inc.	2,470,326
New Enterprise Stone & Lime Co., Inc.	1,007,500
NSi Industries Holdings, Inc.	3,606,386
Signature Systems Holdings Company	872,873
Sunrise Windows Holding Company	4,620,878
Torrent Group Holdings, Inc.	133,770
Wellborn Forest Holding Company	3,399,679
Wolf-Gordon, Inc.	441,311
16,552,723

CABLE & SATELLITE - 0.71%
Altice S.A.	971,250
Hughes Satellite Systems Corporation	1,209,375
2,180,625

CHEMICALS - 3.89%
Compass Chemical International LLC	497,104
CVR Partners, L.P.	1,060,000
Fair Value/ Market Value

Cyanco Intermediate Corporation	$924,547
DuBois Chemicals, Inc.	3,465,000
LBC Tank Terminals Holding Netherlands B.V.	1,305,137
OCI Beaumont LLC	254,174
Pinnacle Operating Corporation	995,328
Polytex Holdings LLC	1,760,729
Schenectady International Group Inc.	637,567
Unifrax Corporation	1,008,115
11,907,701

CONSUMER CYCLICAL SERVICES - 4.37%
Carlson Travel, Inc.	1,295,030
CHG Alternative Education Holding Company	3,179,598
MeTEOR Education LLC	2,256,431
PPC Event Services	3,091,034
Prime Security Services Borrower	1,084,473
PS Logistics LLC	1,001,250
ROI Solutions	1,484,631
13,392,447

CONSUMER PRODUCTS - 11.21%
AMS Holding LLC	524,961
Apex Tool Group LLC / BC Mountain Finance Inc.	907,342
Blue Wave Products, Inc.	1,473,593
Elite Sportswear Holding, LLC	3,144,663
gloProfessional Holdings, Inc.	3,247,149
GTI Holding Company	1,819,747
Handi Quilter Holding Company	4,498,611
HHI Group, LLC	3,439,626
Manhattan Beachwear Holding Company	1,445,106
Master Cutlery LLC	781,292
Mattel, Inc.	980,000
New Mountain Learning, LLC	4,162,477
Serta Simmons Bedding, LLC	774,500
Whitebridge Pet Brands Holdings, LLC	3,283,583
York Wall Holding Company	3,864,784
34,347,434

DIVERSIFIED MANUFACTURING - 7.78%
ABC Industries, Inc.	946,375
Advanced Manufacturing Enterprises LLC	64,483

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

F G I Equity LLC	$4,005,355
K P I Holdings, Inc.	743,456
Motion Controls Holdings	1,033,108
Reelcraft Industries, Inc.	3,530,520
SR Smith LLC	4,806,620
Strahman Holdings Inc.	681,415
Therma-Stor Holdings LLC	3,206,325
Trystar, Inc.	4,808,683
23,826,340

ELECTRIC - 1.65%
AM Conservation Holding Corp.	3,994,856
NRG Energy, Inc.	1,050,000
5,044,856

FINANCIAL OTHER - 5.24%
Acrisure LLC / Acrisure Finance Inc.	932,450
Anchorage Capital Group, L.L.C.	709,698
B. Riley Financial, Inc.	1,002,000
Edelman Financial Services	264,092
Financial & Risk US Holdings, Inc.	718,699
MUFG Bank, Ltd.	2,000,000
National Rural Utilities Cooperative Finance Corporation	1,719,713
Onex Corporation	1,186,380
Strategic Insight Inc.	3,314,457
Tempo Acquisition LLC	210,060
USIS Merger Sub Inc.	997,500
U.S. Retirement and Benefit Partners, Inc.	3,002,951
16,058,000

FOOD & BEVERAGE - 7.76%
Del Real LLC	3,316,614
F F C Holding Corporation	72,300
Hollandia Produce LLC	3,285,156
Impact Confections	—
JBS USA Holdings, Inc.	765,293
JBS USA Lux S.A.	983,812
JMH Investors LLC	1,112,390
KeHE Distributors, LLC	962,500
PANOS Brands LLC	4,763,118
Sara Lee Frozen Foods	3,756,032
Fair Value/ Market Value

Westminster Acquisition LLC	$1,492,653
WP Supply Holding Corporation	3,279,382
23,789,250

GAMING - 1.77%
CTM Holding, Inc.	5,426,708

HEALTHCARE - 5.71%
Avantor Inc.	1,239,000
Cadence, Inc.	1,989,243
CORA Health Services, Inc.	3,097,534
Dohmen Life Science Services	2,746,800
Eagle Holding Co II LLC	210,600
ECG Consulting Group	4,401,611
Enterprise Merger Sub Inc.	1,000,000
GD Dental Services LLC	—
Ortho-Clinical Diagnostics, Inc.	1,231,997
Prospect Medical Holdings, Inc.	533,943
TherOX, Inc.	—
Touchstone Health Partnership	—
West Street Merger Sub Inc.	1,051,725
17,502,453

HOME CONSTRUCTION - 0.93%
Beazer Homes USA Inc.	892,178
M/I Homes, Inc.	940,000
William Lyon Homes	1,018,750
2,850,928

INDEPENDENT - 2.48%
Caelus Energy Alaska, LLC	457,500
EP Energy Corporation	503,750
Fieldwood Energy LLC	2,757,774
Jupiter Resources Inc.	653,125
SM Energy Company	1,038,750
Tullow Oil Plc	1,225,245
Vine Oil & Gas LP	977,500
7,613,644

INDUSTRIAL OTHER - 5.01%
AFC - Dell Holding Corporation	2,659,644
E.S.P. Associates, P.A.	2,334,182
Hartland Controls Holding Corporation	3,741,239
Midwest Industrial Rubber, Inc.	3,525,171

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Smart Source Holdings LLC	$1,135,391
SMB Machinery Holdings, Inc.	—
STS Operating, Inc.	997,500
Wastequip, LLC	970,000
15,363,127

MEDIA & ENTERTAINMENT - 3.74%
BlueSpire Holding, Inc.	—
Boyne USA, Inc.	352,148
Cimpress N.V.	1,016,130
Clear Channel Worldwide Holdings, Inc.	1,002,500
Cross MediaWorks, LLC	2,124,249
Discovery Education, Inc.	4,708,512
GlynnDevins Acquisition Corporation	479,469
HOP Entertainment LLC	—
Money Mailer Equity LLC	1,791,377
11,474,385

METALS & MINING - 2.81%
Alliance Resource Partners, L.P.	1,065,000
Big River Steel LLC	240,465
Consol Energy Inc.	1,132,500
Coronado Coal, LLC	592,272
First Quantum Minerals Ltd.	948,750
IAMGOLD Corporation	992,300
Murray Energy Corporation	71,571
New Gold Inc.	1,064,230
Peabody Energy Corporation	1,016,250
Suncoke Energy	1,030,000
Warrior Met Coal, Inc.	443,825
8,597,163

MIDSTREAM - 1.21%
CVR Refining LLC	659,750
Ferrellgas Partners, L.P.	1,868,100
Genesis Energy, L.P.	945,000
Summit Midstream Holdings, LLC	246,494
3,719,344

OIL FIELD SERVICES - 2.56%
Avantech Testing Services LLC	—
EnVen Energy Ventures, LLC	1,105,000
EP Energy LLC / Everest Acquisition Finance Inc.	675,675
Fair Value/ Market Value

Gulf Finance LLC	$420,560
KCA Deutag UK Finance PLC	405,720
Laredo Petroleum, Inc.	1,000,000
Oasis Petroleum Inc.	963,554
Petroplex Inv Holdings LLC	46,211
Seadrill Partners Finco, LLC	880,904
Teine Energy Ltd.	1,309,750
Topaz Marine S.A.	1,024,960
7,832,334

PACKAGING - 0.72%
ASC Holdings, Inc.	1,418,847
Chase Packaging Corporation	286
Flex Acquisition Company, Inc.	783,087
2,202,220

PAPER - 1.37%
Clearwater Paper Corporation	682,620
Dunn Paper	3,508,750
4,191,370

PHARMACEUTICALS - 0.83%
Clarion Brands Holding Corp.	391,203
Endo Finance LLC	1,079,385
Valeant Pharmaceuticals International, Inc.	1,078,750
2,549,338

REFINING - 2.60%
Calumet Specialty Products Partners, L.P.	1,000,000
CITGO Holding, Inc.	1,060,000
MES Partners, Inc.	3,056,830
PBF Holding Company LLC	592,600
Tristar Global Energy Solutions, Inc.	2,259,055
7,968,485

RETAILERS - 0.11%
Sonic Automotive, Inc.	329,120

TECHNOLOGY - 9.63%
1A Smart Start, Inc.	3,431,653
Almonde, Inc.	930,743
Balboa Merger Sub, Inc.	1,067,500
BCC Software, Inc.	3,522,742
ION Trading Technologies S.a.r.l	563,017
BMC Software Finance, Inc.	1,009,370

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2018

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Clubessential LLC	$3,599,017
Glynlyon Holding Companies, Inc.	391,743
GraphPad Software, Inc.	4,866,152
JDA Escrow LLC	185,713
Kronos Incorporated	417,794
Powerschool	1,000,000
Software Paradigms International Group, LLC	3,480,269
Velocity Technology Solutions, Inc.	4,141,587
Veritas US Inc / Veritas Bermuda Ltd.	915,000
29,522,300

TRANSPORTATION SERVICES - 7.40%
Hertz Corporation	987,500
OPE KAG Finance Sub	1,810,156
Pegasus Transtech Corporation	4,632,012
Rock-it Cargo	4,869,866
Ryder System, Inc.	1,997,317
Team Drive-Away Holdings LLC	411,934
VP Holding Company	3,474,842
Watco Companies, L.L.C.	1,020,000
Worldwide Express Operations, LLC	3,479,942
22,683,569

WIRELESS - 0.32%
CenturyLink, Inc.	990,256

Total Investments - 106.42%
(Cost - $331,522,419)	$325,647,207

See Notes to Consolidated Financial Statements

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $233,234,948 (76.11% of net assets) as of September 30, 2018 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2018, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2018.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted
Bank Loans	$17,089,905	Broker Quote	Single Broker	97.0% to 102.0%	99.3%

	$67,911,922	Discounted cash Flows	Discount Rate	5.4% to 12.9%	7.5%

Corporate Bonds	$98,299,747	Discounted cash Flows	Discount Rate	8.0% to 18.1%	12.6%

	$22,366,395	Market Approach	Valuation Multiple	3.8x to 9.7x	7.1x

			EBITDA	$0.2 million to	$6.2 million
				$15.4 million

Equity Securities	$32,971,333	Market Approach	Valuation Multiple	3.8x to 14.1x	9.1x

			EBITDA	$0.2 million to $272.8 million	$47.9 million

	$321,965	Broker Quote	Single Broker	$0.62	$0.62

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2018.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2018 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$170,224,128	$—	$49,557,986	$120,666,142
Bank Loans	79,597,474	—	—	79,597,474
Common Stock - U.S.	10,717,562	—	—	10,717,562
Preferred Stock	3,845,982	—	—	3,845,982
Partnerships and LLCs	18,729,754	—	—	18,729,754
Public Securities
Bank Loans	17,898,997	—	12,494,644	5,404,353
Corporate Bonds	16,911,995	—	16,911,995	—
Common Stock - U.S.	1,002,285	286	1,001,999	—

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Assets:	Total	Level 1	Level 2	Level 3
Preferred Stock	1,002,000	1,002,000	—	—
Short-term Securities	5,717,030	—	5,717,030	—
Total	$325,647,207	$1,002,286	$85,683,654	$238,961,267
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2017	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2018
Restricted Securities
Corporate Bonds	$143,493,307	$(2,527,643)	$11,312,097	$(14,702,220)	$(16,909,399)	$—	$—	$120,666,142
Bank Loans	35,347,235	(47,797)	52,998,669	(100,094)	(8,600,539)	—	—	79,597,474
Common Stock - U.S.	14,807,298	1,656,928	1,945,044	(7,691,708)	—	—	—	10,717,562
Preferred Stock	5,665,670	(1,446,579)	(276,900)	(96,209)	—	—	—	3,845,982
Partnerships and LLCs	31,383,007	(1,116,576)	1,665,713	(13,202,390)	—	—	—	18,729,754
Public Securities
Bank Loans	2,022,792	24,348	4,755,795	(409,308)	(899,089)	3,957,248	(4,047,433)	5,404,353
Preferred Stock	—	—	—	—	—	—	—	—
Total	$232,719,309	$(3,457,319)	$72,400,418	$(36,201,929)	$(26,409,027)	$3,957,248	$(4,047,433)	$238,961,267

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$1,043,297	—
Net realized gain on investments before taxes	$10,567,012	—
Net change in unrealized depreciation of investments before taxes	$(15,078,302)	(8,999,974)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2018, the CI Subsidiary Trust has incurred income tax expense of $698,029.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2018, the CI Subsidiary Trust has a deferred tax liability of $896,189.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.     Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the

Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.     Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2018, the Trust incurred total interest expense on the Note of $794,250.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.     Purchases and Sales of Investments

	For the nine months ended 09/30/2018
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$81,067,897	$83,517,041
Corporate public securities	18,306,292	26,693,123

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2018. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of September 30, 2018 is $5,875,212 and consists of $20,405,230 appreciation and $26,280,442 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $896,189 on net unrealized losses on the CI Subsidiary Trust.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

6.     Quarterly Results of Investment Operations

	March 31, 2018
	Amount	Per Share
Investment income	$7,604,497
Net investment income	6,173,533	$0.31
Net realized and unrealized loss on investments (net of taxes)	(5,455,121)	(0.27)

	June 30, 2018
	Amount	Per Share
Investment income	$7,739,860
Net investment income	6,319,243	$0.32
Net realized and unrealized loss on investments (net of taxes)	(4,147,255)	(0.21)

	September 30, 2018
	Amount	Per Share
Investment income	$7,913,958
Net investment income	6,480,100	$0.32
Net realized and unrealized gain on investments (net of taxes)	3,902,125	0.19

7.     Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.     Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At September 30, 2018, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions	$2,235,294
VP Holding Company	$1,405,882
CORA Health Services, Inc.	$1,264,808
U.S. Retirement & Benefit Partners	$420,000
Pegasus Transtech Corporation	$277,778
New Mountain Learning, LLC	$234,253
Polytex Holdings LLC	$28,962

Barings Corporate Investors

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").
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Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
January 2017

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Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
Officer

Janice M. Bishop
Vice President, Secretary & Chief
Legal Officer

Sean Feeley
Vice President

Christopher D. Hanscom
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

Kristin Goodchild
Associate Secretary

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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